FOR IMMEDIATE RELEASE

Bowman Reports Results for First Quarter 2026;
Guidance Raise Indicates Over 20% Revenue Growth for 2026
Reston, VA, May 5, 2026 -– Bowman Consulting Group Ltd. (NASDAQ: BWMN), a national engineering services and program management firm, today announced financial results for the first quarter ended March 31, 2026.
“Bowman is in a strong position coming out of the first quarter with record-setting backlog growth that positions us for outsized organic growth over the next couple of years,” said Gary Bowman, founder and CEO. “Additionally, we delivered double-digit increases in both net service billing and Adjusted EBITDA in the quarter. The strength of demand across our market verticals positions us to achieve continued margin expansion during 2026 and beyond. We are confident in our ability to deliver solid performance this year and have raised full-year 2026 guidance accordingly.”
First Quarter 2026 Compared to First Quarter 2025 Financial Results:
•Gross contract revenue of $126.5 million compared to $112.9 million, a 12.0% increase
•Net service billing1 of $114.2 million compared to $100.1 million, a 14.1% increase
•Organic net service billing2 growth of 6.0% compared to 5.6%
•Net loss of $(3.7) million compared to $(1.7) million
•Basic and Diluted EPS of $(0.22) compared to $(0.11) respectively
•Adjusted EBITDA1 of $16.8 million compared to $14.5 million, a 15.8% increase
•Adjusted EBITDA margin, net 1 of 14.7% compared to 14.5%
•Adjusted Basic and Diluted EPS 3 of $0.14 compared to $0.07 respectively
•Cash from Operations of $11.6 million as compared to $12.0 million
•Gross backlog of $652.7 million compared to $418.8 million, a 55.9% increase
Notable Events:
•The Company executed a $146.7 million contract modification with a U.S. government agency, bringing the total not-to-exceed value of the contract to $177.7 million. The original contract was entered into in December 2025.
•On March 3, 2026, the Company entered into a Third Amendment to the Credit Agreement and Joinder Agreement, which increased the maximum aggregate revolving commitments from $210.0 million to $250.0 million.
•During the three months ended March 31, 2026, the Company repurchased 288,098 shares of its common stock under the 2025 Stock Repurchase Authorization at an average price of $32.03 per share for a total of $9.2 million.
•On May 1, 2026, Bowman acquired Smith & Associates Land Surveying, LLC., expanding service capabilities in the Southwest region and adding $2.0 million of run-rate net service billing.

CFO Commentary
“Our achievements in the quarter position us to generate significant organic growth and meaningful margin expansion this year,” said Bruce Labovitz, CFO. “Our balance sheet strength enables us to make strategic investments aimed at expanding our breadth of services and extending client engagement beyond asset operationalization. Recent acquisitions have provided us an extensive suite of quality enhancement, productivity improvement and client engagement tools that are proving highly impactful on our ability to deliver work more timely, more efficiently and with greater impact. Our investments in infrastructure and automation are designed to ensure the durability of revenue and margins as the industry once again experiences technological inflection.”
Full Year 2026 Guidance
Bowman raised net revenue guidance for full year 2026:

Date Issued	Net Revenue	Adjusted EBITDA Margin
November 2025	$465 - $480 MM	17.0% - 17.5%
March 2026	$495 - $510 MM	17.0% - 17.5%
May 2026	$520 - $540 MM	17.2% - 17.7%
The current outlook for 2026 is based on completed acquisitions as of the date of this release and does not include contributions from future acquisitions.
Conference Call Information
Bowman will host a conference call to discuss financial results tomorrow morning, May 6, 2026, at 9:00 a.m. ET. Access to a live webcast is available through the Investor Relations section of the Company’s website at investors.bowman.com.
About Bowman Consulting Group Ltd.
Headquartered in Reston, Virginia, Bowman is a national engineering services firm offering infrastructure engineering, technical services and project management solutions to owners and operators of the built environment. With over 2,500 employees and over 100 locations throughout the United States, Bowman provides a variety of planning, engineering, geospatial, construction management, commissioning, environmental consulting, land procurement and other technical services to customers operating in a diverse set of regulated end markets. Bowman trades on Nasdaq under the symbol BWMN. For more information, visit bowman.com or investors.bowman.com.
1 Non-GAAP financial metric the Company believes offers valuable perspective on results of operations (see non-GAAP tables below for reconciliations).
2 Organic net service billing growth (also a non-GAAP financial metric) for the three months ended 3/31/26 excludes revenue from acquisitions completed after 3/31/2025. Year over year growth rates only reflect revenue realized post-acquisition.
3 Basic Adjusted EPS and Diluted Adjusted EPS are all non-GAAP financial metrics the Company believes offer valuable perspectives on results of operations (see non-GAAP tables below for reconciliations). Adjusted EPS (Basic and Diluted) include addbacks for non-reoccurring expenses specific to acquisitions, non-cash stock compensation expense associated with pre-IPO grants, and other expenses not in the ordinary course of business. With respect to the elimination of any non-cash stock compensation expense, the Company computes an adjusted tax expense or benefit which accounts for the elimination of any periodic windfall or shortfall tax effects resulting from the difference between grant date fair value and vest date value. With respect to all other eliminations, the Company applies its average marginal statutory tax rate, currently 25.8%, to derive the tax adjustment associated with the elimination of expenses. A reconciliation of non-GAAP Adjusted EPS to GAAP EPS, both basic and diluted, is included with this press release for reference.

Forward-Looking Statements
This press release may contain “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. All statements contained in this press release other than statements of historical fact, including statements regarding our future results of operations and financial position, business strategy and plans and objectives for future operations, are forward-looking statements and represent our views as of the date of this press release. The words “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “will,” “goal” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to several assumptions and risks and uncertainties, many of which involve factors or circumstances that are beyond our control that could affect our financial results. The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by the forward-looking statements contained in this news release. Such factors include: (a) changes in demand from the local and state government and private clients that we serve; (b) general economic conditions, nationally and globally, and their effect on the market for our services; (c) competitive pressures and trends in our industry and our ability to successfully compete with our competitors; (d) changes in laws, regulations, or policies; and (e) the “Risk Factors” set forth in the Company’s most recent SEC filings. Considering these risks, uncertainties and assumptions, the future events and trends discussed in this press release may not occur and actual results could differ materially and adversely from those anticipated or implied in any forward-looking statements. Except as required by law, we are under no obligation to update these forward-looking statements after the date of this press release, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.

Investor Relations Contact:
Betsy Patterson
ir@bowman.com

BOWMAN CONSULTING GROUP LTD.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Amounts in thousands except per share data)

	March 31, 2026	December 31, 2025
	(Unaudited)
ASSETS
Current Assets
Cash and cash equivalents	$ 12,047	$ 11,066
Accounts receivable, net	133,888	130,634
Contract assets	57,390	53,512
Notes receivable - officers, employees, affiliates, current portion	237	13
Prepaid and other current assets	18,488	17,730
Total current assets	222,050	212,955
Non-Current Assets
Property and equipment, net	53,040	49,206
Operating lease, right-of-use assets	46,072	45,822
Goodwill	173,579	173,579
Notes receivable, less current portion	903	903
Notes receivable - officers, employees, affiliates, less current portion	868	1,108
Other intangible assets, net	85,616	88,580
Deferred tax asset, net	5,822	5,822
Other assets	1,818	1,707
Total Assets	$ 589,768	$ 579,682
LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Revolving credit facility	108,817	95,350
Accounts payable and accrued liabilities, current portion	67,978	60,035
Contract liabilities	14,185	10,965
Notes payable, current portion	20,840	22,698
Operating lease obligation, current portion	12,130	11,951
Finance lease obligation, current portion	13,979	13,735
Total current liabilities	237,929	214,734
Non-Current Liabilities
Other non-current obligations	395	377
Notes payable, less current portion	29,269	34,313
Operating lease obligation, less current portion	40,486	40,430
Finance lease obligation, less current portion	25,850	23,718
Deferred tax liability, net	279	279
Pension and post-retirement obligation, less current portion	4,659	4,726
Total liabilities	$ 338,867	$ 318,577
Shareholders' Equity
Preferred Stock, $0.01 par value; 5,000,000 shares authorized, no shares issued and outstanding	–	–
Common stock, $0.01 par value; 30,000,000 shares authorized as of March 31, 2026 and December 31, 2025; 22,273,373 shares issued and 17,153,424 outstanding, and 21,972,432 shares issued and 17,194,091 outstanding as of March 31, 2026 and December 31, 2025, respectively	223	220
Additional paid-in-capital	360,007	355,458
Accumulated other comprehensive income	869	895
Treasury stock, at cost; 5,119,949 and 4,778,341 shares, respectively	(95,959)	(84,931)
Accumulated deficit	(14,239)	(10,537)
Total shareholders' equity	$ 250,901	$ 261,105
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$ 589,768	$ 579,682

BOWMAN CONSULTING GROUP LTD.
CONDENSED CONSOLIDATED INCOME STATEMENTS
(Amounts in thousands except per share data)
(Unaudited)

	For the Three Months Ended March 31,
	2026	2025
Gross Contract Revenue	$ 126,479	$ 112,931
Contract costs: (exclusive of depreciation and amortization below)
Direct payroll costs	48,313	41,956
Sub-consultants and expenses	12,275	12,878
Total contract costs	60,588	54,834
Operating Expenses:
Selling, general and administrative	57,783	50,490
Depreciation and amortization	8,406	6,521
(Gain) on sale	(402)	(49)
Total operating expenses	65,787	56,962
Income from operations	104	1,135
Other expense	3,401	2,110
Loss before tax expense	(3,297)	(975)
Income tax expense	405	769
Net loss	$ (3,702)	$ (1,744)
Earnings allocated to non-vested shares	–	–
Net loss attributable to common shareholders	$ (3,702)	$ (1,744)
Earnings (loss) per share
Basic	$ (0.22)	$ (0.11)
Diluted	$ (0.22)	$ (0.11)
Weighted average shares outstanding:
Basic	16,453,401	16,356,331
Diluted	16,453,401	16,356,331

BOWMAN CONSULTING GROUP LTD.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in thousands)
(Unaudited)

	For the Three Months Ended March 31,
	2026	2025
Cash Flows from Operating Activities:
Net loss	$ (3,702)	$ (1,744)
Adjustments to reconcile net loss to net cash provided by operating activities
Depreciation and amortization - property, plant and equipment	5,113	3,904
Amortization of intangible assets	3,292	2,617
Gain on sale of assets	(402)	(49)
Credit losses	374	345
Stock based compensation	4,227	6,630
Deferred taxes	–	(10,977)
Accretion of discounts on notes payable	108	256
Changes in operating assets and liabilities, net of acquisition of businesses
Accounts receivable	(3,628)	(1,896)
Contract assets	(3,878)	(6,340)
Prepaid expenses and other assets	(812)	615
Accounts payable and accrued expenses	7,666	14,885
Contract liabilities	3,220	3,788
Net cash provided by operating activities	11,578	12,034
Cash Flows from Investing Activities:
Purchases of property and equipment	(1,933)	(1,043)
Proceeds from sale of assets and disposal of leases	402	49
Capitalized internal-use software development costs	(328)	–
Proceeds from notes receivable	–	718
Acquisitions of businesses, net of cash acquired	–	(1,479)
Collections under stock subscription notes receivable	–	11
Net cash used in investing activities	(1,859)	(1,744)
Cash Flows from Financing Activities:
Borrowings under revolving credit facility	13,467	8,000
Repayment under notes payable	(7,235)	(4,377)
Payments on finance leases	(4,193)	(2,702)
Payment of contingent consideration from acquisitions	(225)	(1,016)
Payments for purchase of treasury stock	(1,801)	(2,574)
Repurchases of common stock	(9,227)	(4,103)
Proceeds from issuance of common stock	476	484
Net cash used in financing activities	(8,738)	(6,288)
Net increase in cash and cash equivalents	981	4,002
Cash and cash equivalents, beginning of period	11,066	6,698
Cash and cash equivalents, end of period	$ 12,047	$ 10,700
Supplemental disclosures of cash flow information:
Cash paid for interest	$ 2,559	$ 2,028
Net cash (received from) income taxes	$ (102)	$ 10
Non-cash investing and financing activities:
Property and equipment acquired under finance lease	$ (6,850)	$ (2,006)
Non-cash additions to property and equipment	$ (459)	$ –
Note payable converted to common shares	$ –	$ (434)
Issuance of notes payable for acquisitions	$ –	$ (2,056)
Settlement of contingent consideration	$ 525	$ 1,968

BOWMAN CONSULTING GROUP LTD.
RECONCILIATION OF EPS TO ADJUSTED EPS
(Amounts in thousands except per share data)

For the Three Months Ended March 31,
	2026	2025
Net loss (GAAP)	$ (3,702)	$ (1,744)
+ income tax expense (GAAP)	405	769
Loss before tax expense (GAAP)	$ (3,297)	$ (975)
+ acquisition related expenses	1,540	594
+ amortization of intangibles	3,292	2,617
+ non-cash stock comp related to pre-IPO	165	493
+ other non-core expenses	3,268	143
Adjusted income before tax expense	$ 4,968	$ 2,872
Adjusted income tax expense	2,564	1,676
Adjusted net income	$ 2,404	$ 1,196
Adjusted earnings allocated to non-vested shares	91	61
Adjusted net income attributable to common shareholders	$ 2,313	$ 1,135
Earnings (loss) per share (GAAP)
Basic	$ (0.22)	$ (0.11)
Diluted	$ (0.22)	$ (0.11)
Adjusted earnings per share (Non-GAAP)
Basic	$ 0.14	$ 0.07
Diluted	$ 0.14	$ 0.07
Weighted average shares outstanding
Basic	16,453,401	16,356,331
Diluted	16,671,910	16,638,334

Basic Adjusted Earnings Per Share Summary - Non-GAAP	For the Three Months Ended March 31,
	2026	2025
Earnings (loss) per share (GAAP)	$ (0.22)	$ (0.11)
Pre-tax basic per share adjustments	$ 0.52	$ 0.29
Adjusted earnings per share before tax expense	$ 0.30	$ 0.18
Income tax expense per share adjustment	$ 0.15	$ 0.11
Adjusted earnings per share - adjusted net income	$ 0.15	$ 0.07
Adjusted earnings per share allocated to non-vested shares	$ 0.01	$ –
Adjusted earnings per share attributable to common shareholders	$ 0.14	$ 0.07

Diluted Adjusted Earnings Per Share Summary - Non-GAAP	For the Three Months Ended March 31,
	2026	2025
Earnings (loss) per share (GAAP)	$ (0.22)	$ (0.11)
Pre-tax diluted per share adjustments	$ 0.52	$ 0.28
Adjusted earnings per share before tax expense	$ 0.30	$ 0.17
Income tax expense per share adjustment	$ 0.15	$ 0.10
Adjusted earnings per share - adjusted net income	$ 0.15	$ 0.07
Adjusted earnings per share allocated to non-vested shares	$ 0.01	$ –
Adjusted earnings per share attributable to common shareholders	$ 0.14	$ 0.07

BOWMAN CONSULTING GROUP LTD.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Amounts in thousands except per share data)

Combined Statement of Operations Reconciliation	For the Three Months Ended March 31,
	2026	2025
Gross contract revenue	$ 126,479	$ 112,931
Contract costs (exclusive of depreciation and amortization)	60,588	54,834
Operating expense	65,787	56,962
Income from operations	104	1,135
Other expense	3,401	2,110
Income tax expense	405	769
Net loss	$ (3,702)	$ (1,744)
Net margin	(2.9) %	(1.5) %

Other financial information [1]
Net service billing	$ 114,204	$ 100,053
Adjusted EBITDA	16,797	14,505
Adjusted EBITDA margin, net	14.7%	14.5%

Gross Contract Revenue to Net Service Billing Reconciliation	For the Three Months Ended March 31,
	2026	2025
Gross contract revenue	$ 126,479	$ 112,931
Less: sub-consultants and other direct expenses	12,275	12,878
Net service billing	$ 114,204	$ 100,053

Organic net service billing	$ 106,086	$ 100,053
Acquisition-related net service billing	$ 8,118	$ –

Adjusted EBITDA Reconciliation	For the Three Months Ended March 31,
	2026	2025
Net service billing	$ 114,204	$ 100,053

Net loss	$ (3,702)	$ (1,744)
+ interest expense	3,262	2,113
+ depreciation & amortization	8,406	6,521
+ income tax expense	405	769
EBITDA	$ 8,371	$ 7,659
+ non-cash stock compensation	4,196	6,642
+ acquisition and other non-core expenses	4,230	204
Adjusted EBITDA	$ 16,797	$ 14,505
Adjusted EBITDA margin, net	14.7%	14.5%

1 Non-GAAP financial metrics the Company believes offer valuable perspective on results of operations. See Non-GAAP tables below for reconciliations.

BOWMAN CONSULTING GROUP LTD.
GROSS CONTRACT REVENUE COMPOSITION
(Unaudited)

(dollars in thousands)	For the Three Months Ended March 31,
Consolidated Gross Contract Revenue	2026%		2025%		Change	% Change
Building Infrastructure[1]	52,348	41.4%	52,039	46.1%	309	0.6%
Transportation	26,609	21.0%	23,542	20.8%	3,067	13.0%
Power, Utilities & Energy[1]	34,732	27.5%	25,311	22.4%	9,421	37.2%
Natural Resources[2]	12,790	10.1%	12,039	10.7%	751	6.2%
Total	126,479	100.0%	112,931	100.0%	13,548	12.0%

Acquired[3]	8,564	6.8%	11,842	10.5%	(3,278)	(27.7) %

1 Includes periodic reclassifications of revenue between categories from prior periods for consistency of presentation. For the three months ended March 31, 2025, $3.9 million of data center revenue were reclassified from Building Infrastructure to Power, Utilities & Energy.

2 Formerly Emerging Markets which represents environmental, mining, water resources, imaging and mapping, and other.

3 Acquired revenue in prior periods as previously reported; four quarters post-closing, acquired revenue is thereafter reclassified as organic for the purpose of calculating organic growth rates.

BOWMAN CONSULTING GROUP LTD.
ORGANIC GROWTH ANALYSIS
(Unaudited)

	For the Three Months Ended March 31,
(dollars in thousands)	2026%		2025%		Change	Organic +/-
Gross Revenue, Organic	117,915	100.0%	112,931	100.0%	4,984	4.4%
Building Infrastructure	52,200	44.3%	52,039	46.1%	161	0.3%
Transportation	26,609	22.6%	23,542	20.8%	3,067	13.0%
Power, Utilities & Energy	26,316	22.3%	25,311	22.4%	1,005	4.0%
Natural Resources	12,790	10.8%	12,039	10.7%	751	6.2%

	For the Three Months Ended March 31,
(dollars in thousands)	2026%		2025%		Change	Organic +/-
Net Revenue, Organic	106,086	100.0%	100,053	100.0%	6,033	6.0%
Building Infrastructure	48,828	46.0%	48,100	48.0%	728	1.5%
Transportation	22,171	20.9%	19,578	19.6%	2,593	13.2%
Power, Utilities & Energy	24,257	22.9%	23,075	23.1%	1,182	5.1%
Natural Resources	10,830	10.2%	9,300	9.3%	1,530	16.5%

BOWMAN CONSULTING GROUP LTD.
GROSS BACKLOG BY CATEGORY AT MARCH 31, 2026
(Unaudited)

Category	Percentage
Building Infrastructure[1]	25%
Transportation	21%
Power, Utilities & Energy[1]	21%
Natural Resources	33%
TOTAL	100%

1 includes reclassification of data center effective June 30, 2025.